                                  SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.______)



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                        [ ] Confidential, for Use of the Commission Only
                                                            (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIDELITY FINANCIAL OF OHIO, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies: ___________

     (2)  Aggregate number of securities to which transaction applies:_______________

     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_________________

     (4)  Proposed maximum aggregate value of transaction:___________________________

     (5)  Total fee paid:____________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:____________________________________________________

     (2)  Form, schedule or registration statement no.:______________________________

     (3)  Filing party:______________________________________________________________

     (4)  Date filed:________________________________________________________________

                  [FIDELITY FINANCIAL OF OHIO, INC. LETTERHEAD]



                                                                  March 27, 1998




Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company"). The meeting will be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 28, 1998 at 2:00 p.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         The Board of Directors of Fidelity Financial of Ohio, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Fidelity Financial of Ohio, Inc. are sincerely appreciated.

                                          Sincerely,


                                          /s/ JOHN R. REUSING
                                          -------------------------------------
                                          John R. Reusing
                                          President and Chief Executive Officer

                        FIDELITY FINANCIAL OF OHIO, INC.
                              4555 MONTGOMERY ROAD
                             CINCINNATI, OHIO 45212
                                 (513) 351-6666

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 28, 1998

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. (the "Company") will be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 28, 1998, at 2:00 p.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1. To elect two (2) directors for a one-year term and one (1) director for a two-year term, and until their successors are elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 1998;

         3. To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the Annual Meeting, management is not aware of any other matters which could come before the Annual Meeting.

         The Board of Directors of the Company has fixed March 13, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          /s/ PAUL D. STAUBACH
                                          ---------------------------
                                          Paul D. Staubach, Secretary
March 27, 1998
Cincinnati, Ohio


================================================================================
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
================================================================================

                        FIDELITY FINANCIAL OF OHIO, INC.

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 28, 1998


GENERAL

         This Proxy Statement is being furnished to the stockholders of Fidelity Financial of Ohio, Inc. (the "Company"), the holding company of Fidelity Federal Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on Tuesday, April 28, 1998, at 2:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 27, 1998.

VOTING RIGHTS

         Only the holders of record of the outstanding shares of the common stock, $0.10 par value per share, of the Company ("Common Stock") at the close of business on March 13, 1998 ("Voting Record Date") will be entitled to notice of and to vote at the Annual Meeting. At such date, there were 5,595,058 shares of Common Stock issued and outstanding.

         Holders of record of Common Stock at the close of business on March 13, 1998 will be entitled to one vote per share on all matters that may properly come before the Annual Meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors. A plurality of the total votes cast at the Annual Meeting is required to elect each director. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required to approve the ratification of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. Under rules of the New York Stock Exchange, the proposals for election of directors and ratification of independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes." The presence, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on March 13, 1998 is necessary to constitute a quorum at the Annual Meeting.

PROXIES

         Shares of Common Stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR DESCRIBED HEREIN, FOR THE RATIFICATION OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998, AND, IN THE DISCRETION OF THE PROXY HOLDER, AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ANY HOLDER OF COMMON STOCK WHO RETURNS A SIGNED PROXY BUT FAILS TO PROVIDE INSTRUCTIONS AS TO THE MANNER IN WHICH SUCH SHARES ARE TO BE VOTED WILL BE DEEMED TO HAVE VOTED FOR THE MATTERS SET FORTH IN THE PRECEDING SENTENCE IN THE MANNER DESCRIBED ABOVE.

         A Company stockholder who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly-executed proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: Fidelity Financial of Ohio, Inc., 4555 Montgomery Road, Cincinnati, Ohio 45212, Attention: Secretary.

BENEFICIAL OWNERSHIP

         The following table sets forth information as to the Common Stock beneficially owned, as of March 13, 1998, by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock and (ii) all directors and executive officers of the Company as a group.

                                           Amount and Nature of
Name and Address of Beneficial Owner       Beneficial Ownership(1)             Percent of Class
------------------------------------       -----------------------             ----------------
Fidelity Federal Savings Bank
 Employee Stock Ownership Plan Trust
 4555 Montgomery Road
 Cincinnati, Ohio 45212                          325,075(2)                         5.8%

Wellington Management Company, LLP
 75 State Street
 Boston, Massachusetts  02109                    287,200(3)                         5.1%

All directors and executive officers
 of the Company as a group (8 persons)           320,820(4)                         5.7%

                                                   (Footnotes on following page)

----------

(1) Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 13, 1998 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(2) The Fidelity Federal Savings Bank Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Fidelity Federal Savings Bank ESOP by an agreement between the Company and Messrs. Reusing, Staubach and Hughes, who act as trustees of the ESOP ("Trustees"). As of March 13, 1998, 183,199 shares held in the Trust were unallocated and 141,876 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees will generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and allocated shares for which employees do not give instructions will generally be voted in the same ratio on any matter as to those shares for which instructions are given, subject in each case to the fiduciary duties of the ESOP trustees and applicable law.

(3) Based on a Schedule 13G filed pursuant to the Exchange Act on February 10, 1998 by Wellington Management Company, LLP ("WMC"). WMC, in its capacity as investment advisor, may be deemed to beneficially own such shares of the Company which are held of record by clients of WMC.

(4) Includes in the case of all directors and executive officers of the Company as a group, options to purchase 25,678 shares granted pursuant to the Company's 1992 Stock Incentive Plan, options to purchase 32,879 shares granted pursuant to the Company's 1997 Stock Option Plan, 12,904 shares of Common Stock held for the account of participating executive officers in the Company's 401(k) Retirement Plan and 31,108 shares of Common Stock which are held by the trust established pursuant to the Company's ESOP, which have been allocated to the accounts of participating officers and consequently will be voted at the Annual Meeting by such participating officers.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERM CONTINUES AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into two classes, each of which contains approximately one-half of the Board, and that the members of each class shall be elected for staggered two-year terms, and until their successors are elected and qualified. The Company currently has eight directors.

         At the Annual Meeting, stockholders of the Company will be asked to elect two (2) directors for a one-year term and one (1) director for a two-year term, and until their successors are elected and qualified. The three nominees for election as directors were selected by the full Board of Directors, performing the functions of a Nominating Committee. All nominees currently serve as directors of the Company. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the Annual Meeting. No director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

         If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors of the Company. At this time, the Board of Directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

         The Articles of Incorporation of the Company provide that stockholders of the Company may nominate persons for director in addition to nominees selected by the Board of Directors, provided that such nominations are in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company, 4555 Montgomery Road, Cincinnati, Ohio 45212, not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number of shares of Company Common Stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information reasonably requested by the Company.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

         The following tables present information concerning each nominee for director of the Company and each director whose term continues, including tenure as a director of the

Savings Bank, his or her principal occupation during the past five years as well as the number of shares of Common Stock beneficially owned by each such person as of March 13, 1998. Each of the nominees is also a director of the Savings Bank.

            NOMINEES FOR DIRECTOR FOR ONE-YEAR TERM EXPIRING IN 1999

                                                                                                           Common Stock
                                                        Position with                                      Beneficially
                                                       the Company and                                      Owned as of
                                                     Principal Occupation                                March 13, 1998(2)
                                                          During the                  Director           -----------------
Name                                Age                Past Five Years                Since(1)            No.              *
----------------------------      ------     ----------------------------------     -----------        --------        --------
Constantine N. Papadakis             52      Director; President of Drexel              1995           14,162(3)              *
                                             University, Philadelphia,
                                             Pennsylvania, since August 1995;
                                             Dean of the College of Engineering,
                                             University of Cincinnati,
                                             Cincinnati, Ohio, from February
                                             1986 to July 1995.

Paul D. Staubach                     37      Director; Senior Vice President,           1994           70,386(4)           1.3%
                                             Chief Financial Officer and
                                             Secretary of the Company since
                                             October 1995; Senior Vice
                                             President, Chief Financial Officer
                                             and Secretary of the Savings
                                             Bank since May 1995; Vice
                                             President and Chief Financial
                                             Officer of the Savings Bank from
                                             December 1990 to May 1995.


            NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM EXPIRING IN 2000

                                                                                                            Common Stock
                                                        Position with                                       Beneficially
                                                       the Company and                                       Owned as of
                                                     Principal Occupation                                 March 13, 1998(2)
                                                          During the                  Director            -----------------
Name                                Age                Past Five Years                Since(1)            No.              %
----------------------------      ------     ----------------------------------     -----------     -------------      --------
Michael W. Jordan                    35      Director; Broker/General                   1995           17,046(5)           *
                                             Manager of Jordan Realtors,
                                             Cincinnati, Ohio, since 1992;
                                             associated with Jordan Realtors
                                             since 1984


                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                        NOMINEES BE ELECTED AS DIRECTORS

                     DIRECTORS WITH TERMS EXPIRING IN 1999

                                                                                                        Common Stock
                                                                                                  Beneficially Owned as of
                                            Position with the Company and                            March 13, 1998(2)
                                           Principal Occupation During the          Director     -----------------------------
Name                         Age                   Past Five Years                    Since            No.              *
---------------------      -----     ----------------------------------------      ---------     --------------     ----------
Joseph D. Hughes             46      Director; Executive Vice President of            1996             50,377(6)        *
                                     the Company and Executive Vice
                                     President and Chief Lending Officer of
                                     the Savings Bank since October 1996; Senior
                                     Vice President of Circle Financial
                                     Corporation from September 1994 to October
                                     1996; President of People's Savings
                                     Association from September 1994 to October
                                     1996; Vice President of the Savings Bank
                                     from January 1994 to August 1994; President
                                     of First Financial Savings Association from
                                     April 1989 to December 1993.

Thomas N. Spaeth             60      Director; Chief Financial Officer of             1996             17,215(7)        *
                                     Champion Window & Manufacturing,
                                     Inc. since October 1997; Partner,
                                     Spaeth & Batterberry, Ltd. from 1983
                                     to September 1997; Certified Public
                                     Accountant.


                     DIRECTORS WITH TERMS EXPIRING IN 2000

                                                                                                          Common Stock
                                                                                                     Beneficially Owned as
                                            Position with the Company and                             of March 13, 1998(2)
                                           Principal Occupation During the           Director      -------------------------
Name                         Age                   Past Five Years                   Since(1)             No.
---------------------      ------     ----------------------------------------     -----------     ----------------     ----
David A. Luecke               49      Director; President and Chief                    1994             16,349(8)         *
                                      Executive Officer of Riemeier Lumber
                                      Company, Cincinnati, Ohio, since
                                      1991; employed by Riemeier Lumber
                                      Company in various capacities since
                                      1972.

John R. Reusing               46      Director; President and Chief                    1989            104,248(9)       1.9%
                                      Executive Officer of the Company
                                      since October 1995; President and
                                      Chief Executive Officer of the Savings
                                      Bank since January 1989.

Robert W. Zumbiel             65      Director; President of C.W. Zumbiel              1993             31,037(10)        *
                                      Company, Norwood, Ohio, since 1974.

----------

*    Represents less than 1.0% of the issued and outstanding Common Stock.

(1)  Includes service with the Savings Bank.

(2) Based on information furnished by the respective individuals. Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of Common Stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person or entity has sole voting and sole investment power with respect to the indicated shares. Shares which are subject to stock options and which may be exercised within 60 days of March 13, 1998 are deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by such person.

(3) Includes options to purchase 4,162 shares pursuant to the Company's 1997 Stock Option Plan.

(4) Includes 40,953 shares owned jointly with Mr. Staubach's wife, options to purchase 11,239 shares pursuant to the Company's 1992 Stock Incentive Plan, options to purchase 3,746 shares pursuant to the Company's 1997 Stock Option Plan, 10,616 shares held by the Company's ESOP for the account of Mr. Staubach, 3,182 shares held by the Company's 401(k) Retirement Plan, and 650 shares held in trust for Mr. Staubach's children, for which Mr. Staubach is custodian.

(5) Includes 9,925 shares owned jointly with Mr. Jordan's wife, 4,000 shares held in Mr. Jordan's Individual Retirement Account ("IRA") and options to purchase 3,121 shares pursuant to the Company's 1997 Stock Option Plan.

(6) Includes 43,506 shares held in Mr. Hughes' IRA, 919 shares held by the Company's ESOP for the account of Mr. Hughes, 1,790 shares held in the Company's 401(k) Retirement Plan and options to purchase 4,162 shares pursuant to the Company's 1997 Stock Option Plan.

(7) Includes 3,800 shares held by Mr. Spaeth's wife, 9,253 shares held in Mr. Spaeth's IRA and options to purchase 4,162 shares pursuant to the Company's 1997 Stock Option Plan.

(8) Includes 11,687 shares owned jointly with Mr. Luecke's wife, 500 shares for Mr. Luecke's daughter for which Mr. Luecke is custodian and options to purchase 4,162 shares pursuant to the Company's 1997 Stock Option Plan.

--------------

(9) Includes 56,428 shares owned jointly with Mr. Reusing's wife, 337 shares owned by Mr. Reusing's wife, which shares may be deemed to be owned by Mr. Reusing, 337 shares held as custodian for Mr. Reusing's son, options to purchase 14,439 shares pursuant to the Company's 1992 Stock Incentive Plan, options to purchase 5,202 shares pursuant to the Company's 1997 Stock Option Plan, 19,573 shares held by the Company's ESOP for the account of Mr. Reusing and 7,932 shares held by the Company's 401(k) Retirement Plan.

(10) Includes 26,875 shares owned jointly with Mr. Zumbiel's wife and options to purchase 4,162 shares pursuant to the Company's 1997 Stock Option Plan.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         There are no executive officers of the Company and the Savings Bank who are not also directors of either the Company and/or the Savings Bank.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, the Company believes that during 1996, all Section 16(a) filing requirements applicable to its officers and directors were complied with.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company and the Savings Bank meet monthly and may have special meetings from time-to-time as needed. During the year ended December 31, 1997, the Board of Directors of the Company met 13 times and the Board of Directors of the Savings Bank met 13 times. No director attended fewer than 75% in the aggregate of both the total number of Board meetings during 1997 and the total number of meetings of committees on which he served during the year.

         The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

         The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. The Audit Committee, which is comprised of Messrs. Spaeth, Zumbiel and Luecke, meet three times during 1997.

         The Compensation Committee of the Company administers the stock benefit plans of the Company. The Compensation Committee reviews existing compensation, investigates new and different forms of compensation and makes recommendations with respect thereto to the Board of Directors. The Committee, which is comprised of Messrs. Jordan, Luecke, and Papadakis, meet four times during 1997.

         The Business Planning Committee of the Company engages in strategic and long term business planning. The Business Planning Committee, which is comprised of Messrs. Papadakis, Reusing, Staubach, Hughes and Jordan, met twice during 1997.

         The Executive Committee of the Company is authorized to exercise the powers of the Board of Directors between regular meetings of the Board. The Executive Committee currently consists of Messrs. Hughes, Reusing, Staubach, Spaeth and Zumbiel and meets as often as deemed necessary. The Executive Committee met four times during 1997.

         To date, the Savings Bank has not established a nominating committee, the functions of which are performed by the Board of Directors.

DIRECTORS' COMPENSATION

         Each non-employee member of the Board of Directors of the Savings Bank is paid a base annual fee of $18,000 and each director who is an employee of the Savings Bank receives a base annual fee of $12,000. Directors of the Savings Bank do not receive fees for committee meetings. Members of the Board of Directors of the Company are not paid a separate fee.

         The Savings Bank also maintains an Outside Directors' Retirement Plan ("Directors' Retirement Plan"), which was adopted by the Board of Directors of the Savings Bank in December 1991 to provide retirement benefits to four former non-employee directors of the Savings Bank (who subsequently retired). Pursuant to the Directors' Retirement Plan, each participating director receives a retirement benefit payable in quarterly installments over a ten-year period consisting of two-thirds of the fees payable to such director for attendance at all regular meetings of the Board during the 12 calendar months preceding the director's retirement date, provided that in no event may the annual retirement benefit be less than $12,000. The percentage of the annual retirement benefit payable to a participating director varies according to such director's years of service as a member of the Board of Directors of the Savings Bank, with full vesting occurring after 10 years of service. Approximately

$18,000 of pre-tax compensation expense related to the Directors' Retirement Plan was accrued by the Savings Bank during the year ended December 31, 1997.

                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Savings Bank for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and other executive officers of the Savings Bank, whose total compensation during the last fiscal year exceeded $100,000. The Company currently does not pay separate compensation to its executive officers.

                                            SUMMARY COMPENSATION TABLE
====================================================================================================================================
                                                   ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                        --------------------------------------------------------------------------------
                                                                    OTHER             AWARDS                PAYOUTS      ALL OTHER
           NAME AND                                                 ANNUAL      --------------------------------------- COMPENSATION
      PRINCIPAL POSITION          YEAR  SALARY(1)        BONUS   COMPENSATION                                                (3)
                                                                     (2)

                                                                                         RESTRICTED        LTIP
                                                                              OPTIONS      STOCK         PAYOUTS
                                                                                           AWARDS
------------------------------------------------------------------------------------------------------------------------------------
John R. Reusing                   1997    $178,154     $10,000(4)     --       13,008(5)    $  --            --              $22,267
President and Chief Executive     1996     166,125      10,474        --           --          --            --               94,325
Officer                           1995     150,500      19,875        --        4,500(6)       --            --               25,912

------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hughes                  1997    $147,000     $10,000(4)     --       10,407(5)    $  --            --              $18,857
Executive Vice President and      1996      24,462(7)       --        --           --          --            --                  858
Chief Lending Officer             1995          --          --        --           --          --            --                   --
------------------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach                  1997    $103,385     $10,000(4)     --       10,407(5)    $  --            --              $13,306
Senior Vice President, Chief      1996      98,400       5,733        --           --          --            --               51,600
Financial Officer and Secretary   1995      91,000      10,950        --        3,375(6)       --            --               14,250

====================================================================================================================================

-----------------

(1) Includes directors' fees in the amount of $12,000, $16,500 and $18,000 for Messrs. Reusing and Staubach for the years ended December 31, 1997, 1996 and 1995, respectively, and $12,000 and $3,000 for Mr. Hughes for the years ended December 31, 1997 and 1996, respectively. Also includes amounts deferred by the executive officer pursuant to the Savings Bank's 401(k) Retirement Plan, which allows employees to defer up to 15% of their salary per year.

                                         (Footnotes continued on following page)

----------------------

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers, including an automobile allowance provided by the Savings Bank. The costs to the Savings Bank of providing such benefits to the named executive officers during the year ended December 31, 1997 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) During the year ended December 31, 1997, consists of amounts allocated, accrued or paid by the Savings Bank on behalf of Messrs. Reusing, Hughes and Staubach for the allocation of shares pursuant to the ESOP of $17,547, $14,257 and $9,651, respectively, based upon a market value of $15.50 per share at December 31, 1997, and pursuant to the Savings Bank's 401(k) Retirement Plan of $4,720, $4,600 and $3,655, respectively.

(4) Incentive bonuses were paid in January of 1998 for financial goals achieved in 1997.

(5) Consists of stock options granted pursuant to the Company's 1997 Stock Option Plan. The options listed were adjusted from their original grant as a result of a change in stockholders' equity due to a return of capital.

(6) Consists of awards granted pursuant to the 1992 Stock Incentive Plan during the year ended December 31, 1995, as adjusted for the exchange of common stock of the Savings Bank in the Conversion and Reorganization and as a result of a change in stockholders' equity due to a return of capital.

(7) Mr. Hughes joined the Savings Bank as Executive Vice President and Chief Lending Officer in October 1996.

STOCK OPTION PLANS

         The Company has adopted the Savings Bank's 1992 Stock Incentive Plan. The 1992 Stock Incentive Plan provides for the grant of options to purchase the Company's Common Stock to officers and employees of the Savings Bank. The maximum number of shares of the Company's Common Stock that may be issued under the 1992 Stock Incentive Plan is 168,750 shares. As of December 31, 1997, options for 43,306 shares were outstanding under such plan, as adjusted for the return of capital. A total of 127,135 shares had been exercised as of December 31, 1997.

         In connection with the formation of the Company, the Company adopted the 1997 Stock Option Plan, which provides for the grant of options to purchase the Company's Common Stock to directors, officers and employees of the Company. The maximum number of shares of the Company's Common Stock that may be issued under the 1997 Stock Option Plan is 227,810 shares. As of December 31, 1997, options for 170,043 shares were outstanding under the 1997 Stock Option Plan, as adjusted for the return of capital. A total of 1,700 shares had been exercised as of December 31, 1997.

         The following table sets forth certain information with respect to stock options granted to the named executive officers during the year ended December 31, 1997 pursuant to the Company's 1997 Stock Option Plan. There were no stock option grants pursuant to the Company's 1992 Stock Incentive Plan to the named executive officers during 1997.

====================================================================================================================================

                                            OPTIONS GRANTED DURING LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------------------------------
                                                    Individual Grants
----------------------------------------------------------------------------------------------------     Potential Realizable
                                                                                                           Value at Assumed
                                         % of Total                                                      Rates of Stock Price
                                          Options                                                          Appreciation for
                                         Granted to          Exercise or                                    Option Term(3)
                          Options       Employees in          Base Price              Expiration   ---------------------------------
         Name           Granted(1)      Fiscal Year         (Per Share)(2)               Date             5%             10%
------------------------------------------------------------------------------------------------------------------------------------
John R. Reusing           13,008                10.3%               $12.49          April 29, 2007     $102,113       $258,989
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hughes          10,407                 8.2%               $12.49          April 29, 2007     $ 81,695       $207,203
------------------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach          10,407                 8.2%               $12.49          April 29, 2007     $ 81,695       $207,203
====================================================================================================================================

----------
(1) The options vested 20% at date of grant, April 29, 1997, and will vest equally over the next four years. The options listed were adjusted from their original grant as a result of a change in stockholders' equity due to a return of capital.

(2) The exercise price is based on the per share market price as of April 29, 1997, as adjusted for a return of capital.

(3) Assumes future stock prices of $20.34 and $32.40 at compounded rates of return of five percent and 10 percent, respectively. The valuations listed above are based on hypothetical rates of appreciation in the price of the Common Stock (five percent and 10 percent, compounded annually) and are included here in response to specific requirements of the SEC. The Company makes no representation that its stock will perform similarly or show similar appreciation.

         The following table sets forth certain information concerning exercises of stock options granted pursuant to the Company's 1997 Stock Option Plan and the 1992 Stock Incentive Plan by the named executive officers during the year ended December 31, 1997 and options held at December 31, 1997.

====================================================================================================================================
                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTION VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                                Number of Options at                    Value of Options at
                                                                     Year End(1)                            Year End(2)
                                                      ------------------------------------------------------------------------------
                             Shares
                          Acquired on        Value
         Name               Exercise       Realized       Exercisable      Unexercisable(3)      Exercisable      Unexercisable(3)
------------------------------------------------------------------------------------------------------------------------------------
John R. Reusing              7,500          $97,800         17,040              10,407            $173,908               $31,325
------------------------------------------------------------------------------------------------------------------------------------
Joseph D. Hughes               --             --             2,081               8,326              $6,264               $25,061
------------------------------------------------------------------------------------------------------------------------------------
Paul D. Staubach             3,100          $25,647         12,904               8,326            $137,266               $25,061
====================================================================================================================================

--------------------

(1) As adjusted for the exchange of common stock of the Savings Bank in the conversion of Fidelity Federal Mutual Holding Company and the reorganization of the Savings Bank to the stock holding company form of organization which was consummated on March 4, 1996 and as a result of a change in stockholders' equity due to a return of capital.

(2)  Based on a per share market price of $15.50 as of December 31, 1997.

(3) The options vested 20% at date of grant and will vest equally over the next four years.

MANAGEMENT RECOGNITION PLAN

         In connection with the formation of the Company, the Company has adopted the 1997 Management Recognition Plan and Trust ("1997 MRP"), which provides for the award of restricted Common Stock to directors, officers and employees of the Company. The restricted stock awarded pursuant to the 1997 MRP vests over five years, one-fifth per year from the date of grant. As of December 31, 1997, the maximum number of shares of the Company's Common Stock available for grant under the 1997 MRP was 91,124 shares, and as of such date the Company had granted 20,000 shares of restricted stock pursuant to such plan to outside directors of the Company.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         The Company and the Savings Bank (collectively the "Employers") have entered into employment agreements with Messrs. Reusing, Hughes and Staubach. The Employers agreed to employ Messrs. Reusing, Hughes and Staubach for a term of three years in their respective current positions and at their respective current salaries, which salaries may be increased at the discretion of the Board of Directors from time to time. In addition, subject to satisfactory performance reviews by the Board of Directors, the employment agreements shall be extended on each anniversary date for an additional year so that the remaining term shall be three years.

         The employment agreements are terminable with or without cause by the Employers. Messrs. Reusing, Hughes and Staubach shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that either Mr. Reusing, Mr. Hughes or Mr. Staubach terminates his employment because of failure of the Employers to comply with any material provision of the respective employment agreement or (ii) such employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by Mr. Reusing, Mr. Hughes or Mr. Staubach as a result of certain adverse actions which are taken with respect to Mr. Reusing's, Mr. Hughes' or Mr. Staubach's respective employment following a Change in Control of the Company, as defined, Messrs. Reusing, Hughes and Staubach will be entitled to a cash severance amount equal to three times his respective base salary. In addition, Messrs. Reusing, Hughes and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

         A Change in Control is generally defined in the employment agreements to include any change in control required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         In the event that either Mr. Reusing's, Mr. Hughes' or Mr. Staubach's employment is terminated by the Employers for other than cause, disability, retirement or death or such employment is terminated by Mr. Reusing, Mr. Hughes or Mr. Staubach due to a material breach of the employment agreement by the Employers which breach has not been cured as set forth under the employment agreement, and as of the date of termination no Change in Control of the Company has occurred, no written agreement which contemplates a Change in Control of the Company and which still is in effect has been entered into by either or both of the Employers and no discussions and/or negotiations are being conducted which relate to the same, then Messrs. Reusing, Hughes and Staubach will be entitled to a cash severance amount equal to his respective base salary which he would have earned over the remaining term of such employment agreement. In addition, Messrs. Reusing, Hughes and Staubach will be entitled to a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreement or until such employee obtains full-time employment with another employer.

         The employment agreements provide that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute

"excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the employee, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

         The Employers have also entered into severance agreements with four officers of the Employers in order to assist the Employers in maintaining a stable and competent management base. The agreements provide for a two-year term, and subject to satisfactory performance reviews by the Board of Directors, shall extend on each anniversary date for an additional year so that the remaining term will be two years. The agreements provide for severance payments in the event that certain adverse actions are taken with respect to an employee's employment following a Change in Control of the Company, as defined, in an amount equal to two times the respective employee's annual compensation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee ("Committee") of the Company's Board of Directors, which is comprised of Messrs. Jordan, Luecke and Papadakis, reviews compensation and benefits and recommends to the Board of Directors adjustments in such compensation. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for 1997 is set forth below:

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The charter of the Committee is to assist the Company in carrying out its responsibility to evaluate, initiate and oversee executive compensation arrangements and shareholder-approved benefit plans. The overall goals of the Committee are to assist the Company in attracting and retaining qualified management and rewarding these individuals for performance goals that are achieved.

         The Compensation Committee annually evaluates the base salary and bonuses paid to the three executive officers of the Savings Bank. Although the Company's assets exceed $500 million, compensation reports in the $250-$500 million range are utilized for comparisons due to the Savings Bank's rapid growth through an acquisition. The overall goal of the Committee is to assist the Company in attracting and retaining qualified management. We feel the base compensation paid to the executive officers is commensurate within the thrift marketplace.

         Incentive bonuses were paid in January of 1998 for financial goals achieved in 1997. All three executive officers received a bonus in the amount of $10,000.00 which represented 25% of the bonus pool based on a 1997 net earnings goal. In addition, in April 1997, a stock incentive program was approved. Stock options were granted to the three executive officers along with all other officers of the Company and selected staff. Awards were made at a level calculated to be competitive within the thrift industry and well within the limits prescribed by the Office of Thrift Supervision.

         In 1997, a Management Recognition Plan was also approved and shares have been granted to only the outside directors of the Company.

         Following a review and approval by the Committee, all issues pertaining to executive compensation were submitted to the full Board of Directors for their approval. Messrs. Reusing, Hughes and Staubach did not participate or vote on their individual compensation packages.


                                Michael W. Jordan
                                 David A. Luecke
                            Constantine N. Papadakis

PERFORMANCE GRAPH

         The following graph compares the yearly cumulative total return on the Common Stock for the period beginning March 4, 1996, the date the Company converted to a stock company and its stock began trading with (i) the yearly cumulative total return on the stocks included in the S&P 500 Total Return Index and (ii) the yearly cumulative total return on the stocks included in the SNL Securities All Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.


<CAPTION
                                                Period Ending
                               --------------------------------------------------
Index                             3/4/96   6/30/96   12/31/96  6/30/97   12/31/97
---------------------------------------------------------------------------------
Fidelity Financial of Ohio, Inc.  100.00     96.19    111.68    145.26     163.40
S&P 500                           100.00    103.78    115.83    139.69     154.48
SNL All Index                     100.00    104.01    129.87    168.35     220.99


INDEBTEDNESS OF MANAGEMENT

         In accordance with applicable federal laws and regulations, the Savings Bank offers mortgage loans to its directors, officers and employees for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

         Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Savings Bank, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features. Beginning in 1997, officers and directors receive a discount on their interest rate according to a policy for all employees. As of December 31, 1997, with the exception of Messrs. Jordan, Hughes and Staubach (who had in the aggregate $534,200, $158,500 and $142,400, respectively, of first mortgage loans from the Savings Bank as of such date, and Mr. Hughes (who had a $50,300 equity credit advance as of such date), no director, nominee for director or executive officer of the Savings Bank, including members of their immediate family, had aggregate indebtedness to the Savings Bank exceeding $60,000.

TRANSACTIONS WITH AFFILIATES

         Michael W. Jordan, a director of the Company, is a broker and general manager of Jordan Realtors, Cincinnati, Ohio. Jordan Realtors received approximately $159,000 in real estate brokerage fees which were paid by customers of Jordan Realtors who were also borrowers of the Savings Bank during the year ended December 31, 1997.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has appointed Grant Thornton LLP as independent auditors for the Company for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by Grant Thornton LLP that neither the firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent public accountants and clients. Grant Thornton LLP will have representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP, AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998. A MAJORITY OF THE TOTAL VOTES PRESENT, IN PERSON OR BY PROXY, AT THE ANNUAL MEETING IS REQUIRED FOR RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next Annual Meeting of Stockholders of the Company must be received at the main office of the Company no later than November 27, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                     ANNUAL REPORTS AND FINANCIAL STATEMENTS

         Stockholders of the Company as of the record date for the Annual Meeting are being forwarded a copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 ("Annual Report"). Included in the Annual Report are the financial statements of the Company as of December 31, 1996 and 1997 and for each of the years in the three-year period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, and the related report of the Company's independent public accountants. The Annual Report is not a part of this Proxy Statement.

         UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC UNDER THE EXCHANGE ACT FOR THE YEAR ENDED DECEMBER 31, 1997. UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY SUCH STOCKHOLDER A COPY OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO FIDELITY FINANCIAL OF OHIO, INC., 4555 MONTGOMERY ROAD, CINCINNATI, OHIO 45212, ATTENTION: SECRETARY. THE ANNUAL REPORT ON FORM 10-K IS NOT A PART OF THIS PROXY STATEMENT.


                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ PAUL D. STAUBACH
                                         ---------------------------
                                         Paul D. Staubach, Secretary


March 27, 1998
Cincinnati, Ohio

FIDELITY FINANCIAL OF OHIO, INC.                                 REVOCABLE PROXY


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIDELITY FINANCIAL OF OHIO, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 1998 AND AT ANY ADJOURNMENT THEREOF.

         The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Quality Hotel Central located at 4747 Montgomery Road, Cincinnati, Ohio, on April 28, 1998, at 2:00 p.m., Eastern Time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as follows:

1.   Election of Directors

[ ]  FOR all nominees listed below      [ ] WITHHOLD authority to
     (except as marked to the               vote for all nominees
     contrary below)                        listed below

     Nominees for one-year term:   Constantine N. Papadakis and Paul D. Staubach

     Nominee for two-year term:    Michael W. Jordan

     To withhold authority to vote for any individual nominee, write the name of the nominee in the space provided below:


--------------------------------------------------------------------------------

2. Proposal to ratify the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal 1998.

                [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

         In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

         The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed above and FOR Proposal 2. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)

         Shares of common stock of the Company will be voted as specified. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS AND FOR PROPOSAL 2, AND OTHERWISE AT THE DISCRETION OF THE PROXIES.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Fidelity Financial of Ohio, Inc. called for April 28, 1998, a Proxy Statement for the Annual Meeting and the 1997 Annual Report to Stockholders.


         PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.


                               Date:_______________________, 1998


                               __________________________________
                               Signature


                               __________________________________
                               Signature

                               PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. ONLY ONE SIGNATURE IS REQUIRED IN THE CASE OF A JOINT ACCOUNT. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE.